SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934Date of Report (Date of earliest event reported): August 5, 2003

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

                           Ohio                         31-0676346
               (State or other jurisdiction (IRS Employer Identification No.)
                  of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 5, 2003, Dayton Superior Corporation issued a press release containing summary financial results for the second quarter and first half of 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        DAYTON SUPERIOR CORPORATION



                        By: /s/ Alan F. McIlroy
                            -------------------
                            Name: Alan F. McIlroy
                            Title: Vice President and Chief Financial Officer

Date:  August 5, 2003